Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Innovus Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert E. Hoffman, Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.          The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: March 9, 2017	/s/ Robert E. Hoffman
Robert E. Hoffman Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)